Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of _________________, 2018, by and among Goodbulk, Ltd., an exempted company limited by shares organized under the laws of Bermuda (the “Company”), and each of the stockholders listed on Schedule A hereto (each, a “Stockholder,” and collectively, the “Stockholders”). Each of the Company and the Stockholders may be referred to in this Agreement as a “Party,” and, collectively, as the “Parties.” Capitalized terms used but not otherwise defined herein have the meanings assigned such terms in Section 9 of this Agreement.

A.           The Parties desire to enter into this Agreement in order to grant to the Stockholders and certain of their permitted transferees certain demand and piggyback registration rights covering the Common Shares of the Company held by the Stockholders or any of their Affiliates, all in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Stockholders hereby agree as follows:

1.           Demand Registrations.

(a)          Long-Form Registrations. From and after the date that is 180 days following the completion of the Company’s Initial Public Offering, each Holder shall be entitled to request registration under the Securities Act of all or any portion of their Registrable Securities pursuant to a Registration Statement on Form F-1 or any similar or successor form (each, a “Long-Form Registration”). Each request for a Long-Form Registration shall specify the (i) then-current name and address of such Holder(s), (ii) aggregate number of Registrable Securities requested to be registered, (iii) the total number of Registrable Securities then beneficially owned by such Holder(s) and (iv) the intended means of distribution. Upon receipt of any such request, the Company shall promptly deliver notice of such request to all other Holders who shall then have ten Business Days from the date such notice is given to notify the Company in writing of their desire to be included in such registration. The Company shall promptly prepare and file with (or confidentiality submit to) the Securities and Exchange Commission a Registration Statement on Form F-1 or any similar or successor form thereto covering all of the Registrable Securities that the Holders thereof have timely requested to be included in such Long-Form Registration.

(b)          Short-Form Registrations. From and after the date that is 12-months following the completion of the Company’s Initial Public Offering, and provided that the Company shall have qualified for the use of a Registration Statement on Form F-3 or any similar or successor form (a “Short-Form Registration”), each Holder may request registration under the Securities Act of all or any portion of its Registrable Securities on a Registration Statement on Form F-3 or any similar or successor form, which may be a “shelf registration” pursuant to Rule 415 under the Securities Act (a “Shelf Registration Statement”). Each request for a Short-Form Registration shall specify the (i) then-current name and address of such Holder(s), (ii) aggregate number of Registrable Securities requested to be registered, (iii) the total number of Registrable Securities then beneficially owned by such Holder(s) and (iv) the intended means of distribution. Upon receipt of any such request, the Company shall promptly deliver notice of such request to all other Holders who shall then have ten Business Days from the date such notice is given to notify the Company in writing of their desire to be included in such registration. The Company shall prepare and file with (or confidentiality submit to) the Securities and Exchange Commission a Registration Statement on Form F-3 or any similar or successor form thereto covering all of the Registrable Securities that the Holders thereof have timely requested to be included in such Short-Form Registration.

(c)          Limitations on Registration Requests. Notwithstanding anything herein to the contrary, the Company shall not be obligated to effect (i) more than three Long-Form Registrations and three Short-Form Registrations, (ii) more than two Demand Registrations (including any underwritten offering) during any 12-month period, (iii) any Demand Registration if a registration statement filed by the Company shall have previously been initially declared effective by the Securities and Exchange Commission within the 180 days preceding the date such request for a Demand Registration is made, (iv) any Demand Registration requested by a Holder within 90 days of such Holder's failure to timely provide a written request for inclusion in a Piggyback Registration following such Holder's receipt of the Company's notice thereof pursuant to Section 2(a), or (v) any Demand Registration unless the number of Registrable Securities sought to be registered on such Registration Statement (x) equals at least 20% of all such Registrable Securities outstanding at such time, or (y) has an anticipated gross offering price of at least $25,000,000; provided, however, that if such Registrable Securities represent the last shares held by such Holder, the Company shall, upon request by the Holder(s), register such amount of Registrable Securities on one Registration Statement.

(d)          Underwritten Demand Registration. Holders shall have the right to request that a Demand Registration be effected as an underwritten offering at any time, subject to this Section 1, by delivering to the Company a notice setting forth such request and the number of Registrable Securities sought to be disposed of by such Holder in such underwritten offering. All Holders proposing to participate in such underwriting shall (i) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting by the Company and reasonably acceptable to a Majority-in-Interest of the Registrable Securities included in such offering, provided that, with respect to such underwriting agreement or any other documents reasonably required under such agreement, (A) no Holder shall be required to make any representation or warranty with respect to or on behalf of the Company or any other stockholder of the Company and (B) the liability of any Holder shall be limited as provided in Section 7(b) hereof, and (ii) complete and execute all questionnaires, powers-of-attorney, indemnities, opinions and other documents required under the terms of such underwriting agreement.   If the managing underwriter(s) for an underwritten offering advise(s) the Company and the Holders that the dollar amount or number of Registrable Securities which the Holders desire to sell, taken together with all other Common Shares or other securities which the Company desires to sell and the Common Shares or other securities, if any, as to which registration has been requested pursuant to written contractual piggyback registration rights held by other stockholders of the Company, if any, who desire to sell or otherwise, exceeds the maximum dollar amount or maximum number of securities that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Threshold”), then the Company shall include in such registration:  (1) first, the Registrable Securities (pro rata in accordance with the number of Registrable Securities then held by such Holder) that can be sold without exceeding the Maximum Threshold; (2) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (1), the Common Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; (3) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (1) and (2), the Common Shares or other securities for the account of other Persons that the Company is obligated to register pursuant to written contractual arrangements, if any, with such Persons and that can be sold without exceeding the Maximum Threshold; and (4) fourth, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (1), (2) and (3), the Common Shares that other stockholders desire to sell that can be sold without exceeding the Maximum Threshold to the extent that the Company, in its sole discretion, wishes to permit such sales pursuant to this clause (4).

(e)          Effectiveness. The Company will use commercially reasonable efforts to keep a Registration Statement that has become effective as contemplated by this Section 1 continuously effective, and not subject to any stop order, injunction or other similar order or requirement of the Securities and Exchange Commission: (i) in the case of a Registration Statement other than a Shelf Registration Statement, until all Registrable Securities registered thereunder have been sold pursuant to such Registration Statement, but in no event later than 270 days from the effective date of such Registration Statement, and (ii) in the case of a Shelf Registration Statement, until the earlier of (x) three years following the effective date of such Shelf Registration Statement and (y) the date that all Registrable Securities covered by such Shelf Registration Statement shall cease to be Registrable Securities.

(f)          Revocation. Holders of a majority of the Registrable Securities proposed to be sold in a Demand Registration may, at any time prior to the effective date of the Registration Statement relating to such registration, revoke their request for the Company to effect the registration of all or part of such Holder’s or Holders’ Registrable Securities by providing a written notice to the Company. If, pursuant to preceding sentence, the entire request for a Demand Registration is revoked, then, at the option of the Holder or Holders who revoke such request, either (i) at the direction of the Holders of a majority of the Registrable Securities proposed to be sold in a Demand Registration, the Holder or Holders of the Registrable Securities proposed to be sold shall, on a pro rata basis, reimburse the Company for all of its out-of-pocket expenses incurred in the preparation, filing and processing of the Registration Statement, and if such expenses are paid then such requested registration shall not count as one of the permitted Demand Registration requests hereunder or (ii) the requested registration that has been revoked will be deemed to have been effected for purposes of Section 1(c).

(e)          SEC Limitations.

(i)          If the filings contemplated herein are not permitted under the rules and regulations promulgated by the Securities and Exchange Commission or by any Commission Guidance, then within 45 days after a written request by one or more Holders to register for resale any additional Registrable Securities owned by such Holders that have not been registered for resale on a "shelf" Registration Statement, the Company shall file a Registration Statement similar to the Registration Statement then effective (each, a "Follow-On Registration Statement"), to register for resale 100%, or such portion as permitted by Commission Guidance, of such additional Registrable Securities. The Company shall give written notice of the filing of the Follow-On Registration Statement at least twenty-five (25) days prior to filing the Follow-On Registration Statement to all Holders (the “Follow-On Registration Notice”) and shall include in such Follow-On Registration Statement all such additional Registrable Securities with respect to which the Company has received written requests for inclusion therein within 30 days after sending the Follow-On Registration Notice. Notwithstanding the foregoing, the Company shall not be required to file a Follow-On Registration Statement if (x) the Registrable Securities to be registered are less than at least 20% of all such Registrable Securities at such time, or (y) such offering has an anticipated gross offering price of at less than $25,000,000. The Company shall use commercially reasonable efforts to cause such Follow-On Registration Statement to be declared effective as promptly as practicable after filing such Follow-On Registration Statement.

(ii)         Notwithstanding any other provision of this Agreement, if any Commission Guidance sets forth a limitation of the number of Registrable Securities to be registered on a particular Registration Statement (notwithstanding the Company’s commercially reasonable efforts to advocate with the Securities and Exchange Commission for the registration of all or a greater number of Registrable Securities), then, unless otherwise directed in writing by a Holder as to its Registrable Securities, the amount of Registrable Securities to be registered on such Registration Statement will be reduced pro rata among the Holders based on the total number of unregistered Registrable Securities held by such Holders.

2.           Piggyback Registrations.

(a)          Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act with respect to the offering of Common Shares (other than in connection with an Initial Public Offering or a registration statement on Form S-4, Form F-4 or Form S-8 or any similar or successor form thereto or filed solely in connection with an exchange offer or any employee benefit or distribution or dividend reinvestment plan) (each, a “Piggyback Registration”), the Company shall give prompt written notice (in any event at least fifteen (15) Business Days prior to the anticipated filing date of the Registration Statement relating to such registration) to each Holder of its intention to effect such a registration and shall use its commercially reasonable efforts to include in such registration all Registrable Securities with respect to which the Company has received a written request from each Holder for inclusion therein within ten (10) Business Days following such Holder’s receipt of the Company’s notice. All Holders proposing to distribute their securities through a Piggyback Registration that involves an underwriter(s) shall enter into an underwriting agreement in reasonable and customary form with the underwriter(s) selected for such Piggyback Registration, provided that with respect to such underwriting agreement or any other documents reasonably required under such agreement, (i) no Holder shall be required to make any representation or warranty with respect to or on behalf of the Company or any other stockholder of the Company and (ii) the liability of any Holder shall be limited as provided in Section 7(b) hereof and (iii) each Holder shall complete and execute all questionnaires, powers-of-attorney, indemnities, opinions and other documents reasonably required under the terms of such underwriting agreement.  No registration effected under this Section 2 shall relieve the Company of its obligations to effect a Demand Registration required by Section 1. If at any time after giving notice of its intention to register any Company securities pursuant to this Section 3(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give notice to all of the Holders participating in such Piggyback Registration and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. Notwithstanding anything herein to the contrary, the Company shall have no obligation to effect a Piggyback Registration unless the number of Registrable Securities sought to be registered on such Registration Statement has an anticipated gross offering price of at least $25,000,000.

(b)          Reduction of Offering. If the managing underwriter(s) for a Piggyback Registration that is to be an underwritten offering advises the Company and the Holders that in their opinion the dollar amount or number of Common Shares or other securities which the Company desires to sell, taken together with Common Shares or other securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with third parties, if any, the Registrable Securities as to which registration has been requested under this Section 2, and the Common Shares or other securities as to which registration has been requested pursuant to the written contractual piggyback registration rights of other stockholders of the Company, may materially adversely affect the success of the underwritten offering, then the Company shall include in any such registration:

(i)          if the registration is undertaken for the Company’s account:  (A)  first, all of the securities offered by the Company; and (B) second, up to the full amount of securities requested to be included by the Holders and allocated pro rata among the Holders requesting that their Registrable Securities be included in such registration on the basis of the number of Registrable Securities owned by each such Holder (subject to any Maximum Threshold) and (C) third, by all other holders of securities (other than Registrable Securities) with registration rights entitling them to participate in such Piggyback Registration, allocated pro rata among such holders on the basis of the amount of Registrable Securities then held by such holders (subject to any Maximum Threshold); and

(ii)         if the registration is a “demand” registration undertaken at the demand of one or more Persons other than the Company and any Holder, (A)  first, the Common Shares or other securities for the account of such demanding Persons requested to be included therein; (B)  second, up to the full amount of securities requested to be included in such Piggyback Registration by the Holders entitled to participate therein, allocated pro rata among such holders on the basis of the amount of Registrable Securities then held by such Holder; (C) third, up to the full amount of securities proposed to be included in the registration by the Company; and (D) fourth, up to the full amount of securities requested to be included in such Piggyback Registration by all other Persons entitled to participate therein, allocated pro rata among such other Persons on the basis of the amount of securities requested to be included therein by each such other Person;

such that, in each case, the total amount of securities to be included in such Piggyback Registration is the full amount that, in the view of the managing underwriter(s), can be sold without materially adversely affecting the success of such Piggyback Registration.

(c)          Selection of Underwriters. If any Piggyback Registration is an underwritten primary offering initiated by the Company, the investment banker(s) and manager(s) for the offering shall be selected by the Company in its sole discretion.

(d)          Revocation of Piggyback Registration.  If at any time after giving notice of a Piggyback Registration, and prior to the time sales of securities are confirmed pursuant to the Piggyback Registration, the Company determines for any reason not to register or to delay the registration of the Piggyback Registration, the Company may, in its sole discretion, give notice of its determination to all Holders, and in the case of such a determination, will be relieved of its obligation to register any Registrable Securities in connection with the abandoned or delayed Piggyback Registration, without prejudice.

3.           Market Standoff Agreement. Each Holder of Registrable Securities agrees that in connection with any Public Offering of the Company's equity securities, or any securities convertible into or exchangeable or exercisable for such securities, and upon the request of the managing underwriter(s) in such offering, such Holder shall not, without the prior written consent of such managing underwriter(s), during the period commencing on the date that is 10 days prior to the consummation of such offering and continuing until 180 days, in the case of an Initial Public Offering, and 90 days, in the case of all Public Offerings that are not an Initial Public Offering, after the commencement of an underwritten offering, (i) offer to sell, pledge, sell, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, hedge the beneficial ownership of or otherwise dispose of, directly or indirectly, any shares of Common Shares or any securities convertible into, exercisable for or exchangeable for shares of Common Shares (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The foregoing provisions of this Section 3 shall not apply to sales of Registrable Securities to be included in such offering pursuant to Sections 1 and 2, and shall be applicable to the holders of Registrable Securities only if all executive officers and directors of the Company are subject to the same restrictions. Each holder of Registrable Securities agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the managing underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.

4.           Registration Procedures.

(a)          Whenever the Holder has requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the Holder’s intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(i)          (A) prepare and file (or submit confidentially) with the Securities and Exchange Commission a Registration Statement with respect to such Registrable Securities as soon as reasonably practicable, and (B) use commercially reasonable efforts to cause such Registration Statement (1) to become effective as soon as practicable (provided that before filing a Registration Statement or prospectus or any amendments or supplements thereto, the Company shall furnish to one counsel selected by Holders of a Majority-in-Interest of the Registrable Securities proposed to be included therein copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel) and (2) to remain effective and in compliance with the provisions of the Securities Act until all Registrable Securities (and any other securities, if applicable) covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn;

(ii)         respond to written comments received from the Securities and Exchange Commission upon a review of any Registration Statement in a timely manner;

(iii)        notify each Holder of the effectiveness of each Registration Statement filed hereunder; file with the Securities and Exchange Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement; and prepare and file with the Securities and Exchange Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith, and otherwise take such actions, as may be necessary to keep such Registration Statement effective as set forth in Section 1(e) herein;

(iv)        furnish to each Holder such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as the Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by each Holder;

(v)         if applicable, use commercially reasonable efforts to register or qualify the shares covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each Holder shall reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable each Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder (provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);

(vi)        notify each Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, as expeditiously as possible following the happening of such event, prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(vii)       use its commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange;

(viii)      provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

(ix)         enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

(x)          make available, upon reasonable notice and during normal business hours, for inspection by any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

(xi)         otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and which requirement will be deemed satisfied if the Company timely files complete and accurate information on Form 20-F, Form 40-F or Form 6-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

(xii)        in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Shares included in such Registration Statement for sale in any jurisdiction, the Company shall use commercially reasonable efforts promptly to obtain the withdrawal of such order;

(xiii)       use commercially reasonable efforts to cause such Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders thereof to consummate the disposition of such Registrable Securities; and

(xiv)      cooperate with each Holder and any broker or dealer through which any such Holder proposes to sell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as requested by such Holder.

(b)          Each Holder that requested that any Registrable Securities be registered pursuant to this Agreement shall deliver to the Company such information with respect to itself and its Registrable Securities as the Company may reasonably require for inclusion in the Registration Statement (and the prospectus included therein) to the extent necessary to comply with all applicable rules and regulations of the Securities and Exchange Commission, including, but not limited to, a Selling Stockholder Questionnaire, if any, and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement furnished by or regarding the Holder or its plan of distribution. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the prospectus for offers and resales of Registrable Securities at any time, unless such Holder has provided to the Company all information reasonably requested by the Company, including, but not limited to, a completed and signed Selling Stockholder Questionnaire. Each Holder acknowledges and agrees that the information provided to the Company by the Holder, including, but not limited to, in the Selling Stockholder Questionnaire, may be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(c)          The Holders shall not effect sales of the shares covered by the Registration Statement (i) prior to the withdrawal of any stop order suspending the effectiveness of the Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the registration or qualification of any Registrable Securities included in the Registration Statement for sale in any jurisdiction where such shares had previously been registered or qualified or (ii) after receipt of an electronic transmission or other written notice from the Company instructing such Holders to suspend sales to permit the Company to correct or update the Registration Statement or prospectus until such Holder receives copies of a supplemented or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any required post-effective amendment has become effective.

(d)          At any time during the term of this Agreement, the Company may determine, in the good faith judgment of its Board of Directors, after consultation with the Company's legal counsel, that offers and sales under the Registration Statement shall be suspended if it is in the best interests of the Company not to disclose the existence of material facts surrounding any proposed or pending acquisition, disposition, strategic alliance, financing transaction, or any other material transaction involving the Company, the existence of which the Company has a bona fide business purpose for keeping confidential and the nondisclosure of which in the Registration Statement would reasonably be expected to cause the Registration Statement to fail to comply with applicable disclosure requirements.  Immediately upon making such a determination, the Company shall give notice of such determination to the Holders of such Registrable Securities, upon receipt of which each such Holder agrees that it will immediately discontinue offers and sales of Registrable Securities under the Registration Statement until such Holder receives copies of a supplemented or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective; provided, that the Company may delay, suspend or withdraw the Registration Statement for such reason for no more than three times during any twelve (12)  consecutive month period and the duration of any such delay, suspension or withdrawal shall not exceed ninety (90) days in the aggregate in any twelve (12) consecutive month period.

5.           Registration Expenses. All expenses (other than Selling Expenses) incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and independent certified public accountants, underwriters (excluding Selling Expenses) and other persons retained by the Company, and reasonable fees and expenses (not to exceed $50,000 per Demand Registration or Piggyback Registration) of one counsel for the Holders in connection with any Demand Registration or Piggyback Registration (all such expenses being herein called “Registration Expenses”), shall be borne by the Company. The Company shall not be liable for any Selling Expenses. As used herein, the term "Selling Expenses" shall mean, collectively, any selling commissions, discounts or brokerage fees. Selling Expenses shall be borne by the respective seller thereof, in proportion to the respective number of shares of Registrable Securities sold by each of them.

6.           Holder's Obligations. Each Holder covenants and agrees that, in the event the Company informs such Holder in writing that it does not satisfy the conditions specified in Rule 172 and, as a result thereof, such seller is required to deliver a prospectus in connection with any disposition of Registrable Securities, it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement, and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

7.           Indemnification.

(a)          The Company shall indemnify, to the extent permitted by applicable law, each Holder, its officers, directors, partners, managers, members, investment managers, employees, affiliates, agents and representatives, and each Person who controls each Holder (within the meaning of Section 15 the Securities Act and Section 20 of the Exchange Act) against any and all losses, claims, damages, liabilities and expenses (including reasonable legal expenses) arising out of or based upon (i) any untrue or alleged untrue statement of material fact contained in (or incorporated by reference therein) any Registration Statement, free writing prospectus, prospectus or preliminary prospectus, filing under any state securities (or blue sky) law or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder relating to the offer and sale of Registrable Securities pursuant to the Registration Statement; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent that (x) such claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in (or incorporated by reference therein) any Registration Statement, free writing prospectus, prospectus or preliminary prospectus, filing under any state securities (or blue sky) law or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such indemnified party regarding such party expressly for use therein, or (y) such claim is related to the use by a Holder or underwriter, if any, of an outdated or defective prospectus after such Holder has received written notice from the Company that such prospectus is outdated or defective. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b)          Each Holder shall, severally and not jointly, to the extent permitted by applicable law, indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of Section 15 the Securities Act and Section 20 of the Exchange Act), against any and all losses, claims, damages, liabilities and expenses (including reasonable legal expenses) arising out of or based upon any untrue or alleged untrue statement of material fact contained in (or incorporated by reference therein) the Registration Statement, free writing prospectus, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing to the Company by such Holder or its representatives by or on behalf of such Holder expressly for use therein; provided that each such Holder shall be liable under this Section 7(b) of this Agreement (and otherwise) for only up to the amount of net amount of proceeds actually received by each such Holder as a result of the sale of its Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation.

(c)          Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless, in the Company’s reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. After written notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim, the indemnifying party shall not be subject to any liability for any settlement subsequently made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of the Company, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which case the indemnifying party shall be liable for the fees and expenses of one additional firm of attorneys with respect to the indemnified parties. The indemnifying party shall keep the indemnified party reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect to such claim. No indemnifying party shall, without the prior written consent of the indemnified party, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a full release from all liability with respect to such claim.

(d)          If the indemnification provided for in this Section 7 of this Agreement is unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect to any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities that is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation, and (ii) contribution by each Holder shall be limited in amount to the net amount of proceeds actually received by such Holder from the sale of such Registrable Securities pursuant to the applicable Registration Statement, less the amount of any damages that such Holder has otherwise been required to pay in connection with such sale (including under Section 7(b)).

8.           Reports under the Exchange Act. With a view to making available to the each Holder the benefits of Rule 144 under the Securities Act or any other similar rule or regulation of the Securities and Exchange Commission that may at any time permit a Holder to sell securities of the Company to the public without registration (“Rule 144”), at all times during which there are Registrable Securities outstanding that have not been previously been (i) sold to or through a broker or dealer or underwriter in a public distribution or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof, in the case of either clause (i) or clause (ii) in such a manner that, upon the consummation of such sale, all transfer restrictions and restrictive legends with respect to such shares are removed upon the consummation of such sale, the Company agrees to use its commercially reasonable efforts to:

(a)          make and keep public information available, as those terms are understood and defined in Rule 144;

(b)          file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the Exchange Act, so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)          furnish to each Holder so long as such Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144 and the Exchange Act, (ii) a copy of the most recent annual report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit each Holder to sell such securities pursuant to Rule 144 without registration.

9.           Definitions.

“Affiliate” means (i) any Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such other Person, (ii) any executive officer or general partner of such other Person and (iii) any legal entity for which such Person acts as executive officer or general partner, and “control” for these purposes means the direct or indirect power to direct or cause the direction of the management and policies of another Person, whether by operation of law or regulation, through ownership of securities, as trustee or executor or in any other manner.

“Business Day” means any day on which the principal offices of the Securities and Exchange Commission in Washington, DC are open to accept filings.

“Commission Guidance” means (i) any publicly available written guidance or rule of general applicability of the Securities and Exchange Commission staff or (ii) written comments, requirements or requests of the Securities and Exchange Commission staff to the Company in connection with the review of a Registration Statement.

“Common Shares” means the common shares, par value $1.00 per share, of the Company, and includes all securities of the Company issued or issuable with respect to such securities by way of a stock split, stock dividend, or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, or other corporate reorganization.

“Demand Registration” means a Short-Form Registration or a Long-Form Registration.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

“Founders’ Agreement” means the Amended and Restated Founders’ Agreement dated as of October 25, 2017, by and among the Company, Brentwood Shipping & Trading Ltd., and each of the investors listed on Schedule A thereto.

“FINRA” means the Financial Industry Regulatory Authority, and any agency or authority succeeding to the functions thereof..

“Holder” means (i) the Stockholder in its capacity as a holder of record of Registrable Securities, (ii) any Affiliate of the Stockholder that is a direct or indirect transferee of Registrable Securities from the Stockholder or any subsequent Holder and (iii) any direct or indirect transferee of transfer of not less than twenty percent (20%) of the initial number of Registrable Securities issued to the Stockholder at the closing of the Purchase Agreement from the Stockholder or any subsequent Holder.

“Initial Public Offering” means the Company’s first underwritten public offering of its Common Shares registered under the Securities Act.

“Majority-in-Interest” means Holders of more than fifty percent (50%) of the then-Registrable Securities.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency or political subdivision thereof).

“Public Offering” means the sale of Common Shares to the public pursuant to an effective Registration Statement (other than Form S-4, Form F-4 or Form S-8 or any similar or successor form) filed under the Securities Act or any comparable law or regulatory scheme of any foreign jurisdiction.

“Registrable Securities” means (i) any Common Shares held by each Holder or its Affiliates, whether on the date of this Agreement or thereafter, and (ii) any other Common Shares issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that in the case of a Permitted Assignee, "Registrable Securities" shall not include any securities of the Company held by such Permitted Assignee that were not transferred to such Permitted Assignee in a Permitted Assignment. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise, in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (A) a Registration Statement covering such securities has been declared effective by the Securities and Exchange Commission and such securities have been disposed of pursuant to such effective Registration Statement, (B) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, (C) (x) such Holder owning such Registrable Securities holds Registrable Securities that constitute, in the aggregate, less than 3% of the Company’s outstanding Common Shares (on a fully diluted basis) and (y) such securities are eligible for sale without registration pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act without limitation thereunder on volume or manner of sale, (D) such securities are otherwise transferred and such securities may be resold without subsequent registration under the Securities Act, or (E) such securities shall have ceased to be outstanding.

“Registration Statement” means any registration statement of the Company under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus, amendments, and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

“Securities and Exchange Commission” means the United States Securities and Exchange Commission, and any governmental body or agency succeeding to the functions thereof.

10.          Miscellaneous.

(a)          Remedies. Each Party shall be entitled to enforce its rights under any provision of this Agreement specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by applicable law. The Parties agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any Party may, in its sole discretion, apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(b)          Termination. All rights and obligations of the Company hereunder other than pursuant to Sections 5, 7 and 10 hereof shall terminate on the date on which no Registrable Securities are outstanding.

(c)          Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended, modified or waived only upon the prior written consent of the Company, a Majority-in-Interest and any Holder that would be materially and disproportionately affected by such an amendment or waiver. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

(d)          Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Agreement and the rights, duties and obligations of the initial Holders hereunder may be freely assigned or delegated by such Holder in conjunction with and to the extent of any transfer of Registrable Securities by the Stockholders to any Person as was permitted under the Founders’ Agreement (a "Permitted Assignment", and such Person, a "Permitted Assignee") (subject to any contractual obligation of such Holders to the contrary); provided that any rights transferred pursuant to this Section 10(d) shall apply only in respect to the Registrable Securities transferred by such Holder and not in respect of any other securities that the Permitted Assignee may hold or acquire. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the Parties and their respective permitted successors and assigns; provided, however, that no such transfer or assignment shall be binding upon or obligate the Company to any such assignee, and no such assignee shall be deemed a Holder hereunder, unless and until the Company shall have received written notice of such transfer or assignment as herein provided and a written agreement of the assignee to be bound by the provisions of this Agreement. This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Section 7 and this Section 10(d). Notwithstanding anything herein to the contrary, in the case of an assignment of any rights hereunder by an initial Holder, each such assignment shall identify how many unused Long-Form Registrations rights and Short-Form Registration Rights are being assigned (if any). For the avoidance of doubt, in no event shall the Company be required to effect any registrations in excess of the limitations set forth in Section 1(c) herein.

(e)          Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(f)          Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each Party to this Agreement and delivered to the other Party, it being understood that all Parties need not sign the same counterpart. Signatures delivered by electronic methods shall have the same effect as signatures delivered in person.

(g)          Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(h)          Governing Law; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the internal laws of New York applicable to parties residing in New York, without regard applicable principles of conflicts of law. Each of the Parties to this agreement consents and agrees that any action to enforce this Agreement or any dispute, whether such dispute arises in law or equity, arising out of or relating to this Agreement shall be brought exclusively in the United States District Court for the Southern District of New York and the Parties hereto consent and agree to submit to the exclusive jurisdiction of such court. Each of the Parties to this Agreement waives and agrees not to assert in any such dispute, to the fullest extent permitted by applicable law, any claim that (i) such Party and such Party’s property is immune from any legal process issued by such court or (ii) any litigation or other proceeding commenced in such court is brought in an inconvenient forum. The Parties agree that process may be served upon it in any manner authorized by law. EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE, IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12(h).

(i)          Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered: (i) upon receipt if delivered personally; (ii) three (3) Business Days after being mailed by registered or certified mail, postage prepaid, return receipt requested; (iii) one (1) Business Day after it is sent by commercial overnight courier service; or (iv) upon transmission if sent via facsimile or electronic mail to the Parties to this Agreement at, in the case of the Stockholders, the addresses set forth in Schedule A attached hereto, or, in the case of the Company, at 7 Rue du Gabian, Gildo Pastor Center, Monaco 98000, facsimile:__________, electronic mail:___________ (or at such other address for a Party as shall be specified upon like notice).

(j)          Rules of Construction. The Parties agree that they have each been represented by counsel during the negotiation, preparation and execution of this Agreement (or, if executed following the date hereof by counterpart, have been provided with an opportunity to review the Agreement with counsel) and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

(k)          Interpretation. This Agreement shall be construed in accordance with the following rules: (i) the terms defined in this Agreement include the plural as well as the singular; (ii) all references in the Agreement to designated “Sections” and other subdivisions are to the designated sections and other subdivisions of the body of this Agreement; (iii) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms; (iv) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision; and (v) the words “includes” and “including” are not limiting.

[Remainder of page intentionally left blank. Signature Pages Follow.]

IN WITNESS WHEREOF, the Parties have executed this Registration Rights Agreement on the date first above written.

COMPANY:

Goodbulk, Ltd.

By:
Name:
Title:

STOCKHOLDERS:

Brentwood Shipping & Trading Inc.

By:
Name:
Title:

LCP GBA, LLC

By:
Name:
Title:

CVI Ocean Transportation, Inc.

By:
Name:
Title:

CVI Ocean Transportation II, Inc.

By:
Name:
Title:

CVI AV Lux Securities Sarl

By:
Name:
Title:

Registration Rights Agreement

CarVal GCF Lux Securities Sarl

By:
Name:
Title:

Registration Rights Agreement

Schedule A

Brentwood Shipping & Trading Inc.

LCP GBA, LLC

CVI Ocean Transportation, Inc.

CVI Ocean Transportation II, Inc.

CVI AV Lux Securities Sarl

CarVal GCF Lux Securities Sarl